UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-07414

The Santa Barbara Group of Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

1270 Hillcrest Avenue,                        Pasadena, CA 91106

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC., 450 Wireless Blvd, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

626-484-5744

Date of fiscal year end:

3/31

Date of reporting period: 9/30/11

Item 1.  Reports to Stockholders.

SANTA BARBARA GROUP

OF MUTUAL FUNDS

PFW WATER FUND

Semi-Annual Report

September 30, 2011

Dear Fellow Shareholders of the PFW Water Fund,

The stock market for the six month period ending September 30th, 2011 has been challenging.  The third quarter markets have been particularly difficult for risk assets and many infrastructure related companies.  Several macro issues contributed to the 17% precipitous drop in August.  The problems included the threat of a possible default by the US government resulting in a rating downgrade of Federal Debt by Standard and Poors.  S&P said that contributing to the first drop in the AAA rating of US debt was concern because of a dysfunctional federal government and no clear budget solutions.  The downgrading of US debt caused severe concerns by both business and investors.  The US disruptions were followed by concerns of a possible debt default in Greece and other smaller EU countries.   For the first fiscal six month period ended September 30th, the fund was down, 23.8%.

After a slow economic recovery early in 2011, the economy has stagnated, particularly in the housing industry.  Unemployment has stayed above nine percent for the past several months.  As employment in the private sector has made modest gains, budget problems and layoffs in the state and municipal governments have offset those gains.  Some sectors of the market have had the greatest losses since the fourth quarter of 2008, driven by the fears of a global recession and the inability of the US Congress to make meaningful progress addressing current economic problems.

Much of the water industry is focused on new construction and infrastructure.  Because of constrained state and municipal government budgets in both the US and Europe, many water related companies markets have slowed and new contracts have been extended or delayed.  These problems are more than reflected in the current prices of their stocks.

Domestic and Global water problems continue to grow with increased attention to the problems that eventually must to addressed are being featured in public media and awareness by the public.  In the past eighteen months, National Geographic, BBC News, The Economist, News Week and most recently, Fortune magazine have devoted either entire issues or major lead articles about the growing water problems.  Each emphasize the lack of clean water, the limited supply of fresh water, and that seventy percent of all fresh water is used for agriculture supporting a growing population.  Increasing living standards in developing countries, which dramatically increases consumption of water dependent food supplies, and a constant growing world population, combine to geometrically grow the demands on limited water supplies for the next several decades.  Estimates state that the cost of new construction and repair to the existing water infrastructure in the United States over the next two decades exceed $500 Billion.  As Margaret Catley-Carlson, Chair, Global Agenda Council on Water Security has stated, JUST DO THE MATH.

The focus of the water industry is shifting to high technology solutions for metering, filtration, flow control, information collection and analysis which are high growth sectors for many of the portfolio companies.  Expenditures in these markets have been temporally slowed by the lowest new home construction in recent history and municipal expenditures have slowed due to governmental budget problems.

Many of the companies in the fund are industry leaders and have actively restructured, added to breath of capacity by acquiring smaller firms with new technologies, have improved their profitability volume levels and are well positioned to achieve accelerated profitability with even modest growth when the economy recovers.  Long term the scarcity of clean water favors a very strong growth market and many portfolio companies are now better positioned to take advantage than any time in their history.

We believe we have seen the worst combined environment for the industry by first the public sectors great recession and then the resulting government spending cut backs.  Participation in the Water Industry is a long term investment and the limited supply of fresh water will only increase investment opportunities in the industry as the economy recovers.

Rod Hagenbuch

Senior Portfolio Manager

The Santa Barbara Group of Mutual Funds

PFW Water Fund

Annualized Performance Summary – For Periods Ended September 30, 2011
Since
6 Months* 1 Year 5 Years 10 Years Inception**

PFW Water Fund:
Class A Shares:
Without Sales Charges (24.60) % (13.12) % (1.80) % 1.95% 6.76%
With Sales Charges (1) (28.94) % (18.11) % (13.92) % 4.32% 6.27%
Class C Shares:
Without Sales Charges (24.90) % (13.79) % (2.67) % 0.87% 5.31%
With Sales Charges (2) (25.65) % (14.65) % (12.65) % 9.09% 5.31%
Class I Shares:
Without Sales Charges (24.51) % (12.89) % N/A N/A (7.88) %
S&P 500 Index (3) (13.78) % 1.14% (1.18) % 2.82% 4.67%

(1) Adjusted for initial maximum sales charge of 5.75%.

(2) Adjusted for contingent deferred sales charge of 1% for redemptions occurring within one year of purchase.

(3) The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks.  Annualized since inception performance information is as of December 10, 1996.  The annualized since inception performance figure as of October 1, 1998, which relates to Class A shares, is 2.88%. The annualized since inception performance figure as of June 10, 2010, which relates to Class I shares, is 5.21%.

*  Not annualized.

**  Class C  commenced operations on December 10, 1996. Class A commenced operations on October 1,
     1998.  Class I commenced operations on June 10, 2010.  S&P 500 performance information is since December 10, 1996, and therefore relates to Class C only.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown in the table do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  Investment performance current to the most recent month-end may be obtained by calling (800) 723-8637.

Portfolio Holdings Summary*

Industry	% of Net Assets	Industry	% of Net Assets
Environmental Control	21.16%	Engineering & Construction	6.60%
Water	12.52%	Agriculture	5.83%
Electronics	12.02%	Metal Fabricate	3.74%
Miscellaneous Manufacturing	9.14%	Mining	2.84%
Machinery – Diversified	8.71%	Semiconductors	1.53%
Short-Term Investments	8.34%	Liabilities In Excess Of Other Assets	(0.37)%
Preferred Stock	7.94%	Net Assets	100.00%
______________

                                                                                                            * As of September 30, 2011.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Unaudited)		September 30, 2011
Shares	Security	Fair Value
	COMMON STOCK - 84.10%
	AGRICULTURE - 0.32%
5,000	Cadiz, Inc. *	$ 39,550

	BEVERAGES - 6.26%
145,000	Heckmann Corp. *	767,050

	CROP PREPARATION SERVICES - 5.51%
1,000	JG Boswell Co.	675,000

	ENGINEERING & CONSTRUCTION - 6.60%
20,000	Insituform Technologies, Inc. - Cl. A *	231,600
25,000	Layne Christensen Co. *	577,500
		809,100
	ENVIRONMENTAL CONTROL - 14.91%
39,000	Calgon Carbon Corp. *	568,230
100,000	Hyflux Ltd.	115,000
20,000	Met-Pro Corp.	171,600
22,000	Nalco Holding Co.	769,560
50,000	Tri-Tech Holding, Inc. *	203,500
		1,827,890
	INDUSTRIAL MEASUREMENT INSTRUMENTS- 12.02%
20,000	Badger Meter, Inc.	578,600
15,000	Itron, Inc. *	442,500
17,000	Watts Water Technologies, Inc.	453,050
		1,474,150
	MACHINERY-DIVERSIFIED - 8.71%
7,000	Flowserve Corp.	518,000
22,300	Gorman-Rupp Co.	550,587
		1,068,587
	METAL FABRICATE - 3.74%
185,000	Mueller Water Products, Inc. - Cl. A	458,800

	MINING - 2.84%
19,000	Cameco Corp.	348,080

	MISCELLANEOUS MANUFACTURING - 9.14%
11,000	ITT Corp.	462,000
9,500	Pall Corp.	402,800
8,000	Pentair, Inc.	256,080
		1,120,880

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)		September 30, 2011
Shares	Security	Fair Value
	SEMICONDUCTORS - 1.53%
45,000	O2Micro International Ltd. *	$ 187,650

	WATER - 12.52%
25,000	American Water Works Co., Inc.	754,500
9,000	Cia de Saneamento Basico do Estado de Sao Paulo - ADR	417,150
25,000	Consolidated Water Co. Ltd. - ADR	364,000
		1,535,650

	TOTAL COMMON STOCK	10,312,387
	( Cost - $11,545,711)

	PREFERRED STOCK - 7.93%
	BEVERAGES - 7.93%
39,000	Glacier Water Trust I, Inc., 9.0625%
	TOTAL PREFERRED STOCK	973,050
	( Cost - $920,206)

	SHORT-TERM INVESTMENTS - 8.34%
1,022,696	Dreyfus Institutional Reserve Money Fund-
	Premier Shares, 0.00% (a)
	TOTAL SHORT-TERM INVESTMENTS	1,022,696
	( Cost - $1,022,696)

	TOTAL INVESTMENTS - 100.37%
	( Cost - $13,488,613)	12,308,133
	LIABILITIES IN EXCESS OF OTHER ASSETS- (0.37) %	(45,780)
	NET ASSETS - 100.00%	$ 12,262,353

* Non-Income producing security.
ADR - American Depositary Receipt
(a) Money market fund; interest rate reflects the seven-day effective yield on September 30, 2011.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)	September 30, 2011

PFW
Water Fund

Assets:
Investments in Securities at Fair Value
(Identified cost $13,488,613) (Note 2)	$ 12,308,133
Foreign Currency at Fair Value (Cost $5,073)	5,033
Receivables:
Securities Sold	46,879
Dividends and Interest	7,125
Other Assets	916
Total Assets	12,368,086

Liabilities:
Payable for Securities Purchased	64,762
Capital Stock Redeemed	15,393
Accrued Distribution Fees (Note 5)	16,189
Due to Advisor (Note 3)	796
Other Accrued Expenses and Liabilities	8,593
Total Liabilities	105,733

Net Assets	$ 12,262,353

Class A Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 442,785 shares outstanding)	$ 9,717,688

Net Asset Value and Redemption Price Per Class A Share
($9,717,688/442,785 shares)	$ 21.95

Offering Price Per Share ($21.95/0.9425)	$ 23.29

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)

PFW
Water Fund
Class C Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 123,409 shares outstanding)	$ 2,527,529

Net Asset Value and Offering Price Per Class C Share
($2,527,529/123,409 shares)	$ 20.48

Redemption Price Per Share ($20.48 X 0.99)*	$ 20.28

Class I Shares (Note 1):
Net Assets (Unlimited shares of $0.001 par beneficial
interest authorized; 780 shares outstanding)	$ 17,136

Net Asset Value, Offering and Redemption Price Per
Class I Shares ($17,136/780 shares)	$ 21.96

Composition of Net Assets:
At September 30, 2011, Net Assets consisted of:
Paid-in-Capital	$ 26,769,424
Accumulated Net Investment Loss	(7,208)
Accumulated Net Realized Loss From
Security Transactions	(13,318,750)
Net Unrealized Depreciation on Investments
and Foreign Currency Translations	(1,181,113)
Net Assets	$ 12,262,353

* For redemptions of Class C shares occurring within one year of purchase.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds	For the Six Months
STATEMENTS OF OPERATIONS (Unaudited)	Ended September 30, 2011

PFW
Water Fund
Investment Income:
Dividend Income (net of $3,139 foreign taxes)	$ 113,020
Total Investment Income	113,020

Expenses (Notes 3 and 5):
Investment Advisory Fees	36,487
Service Fees	54,730
Distribution Fees-Class A	13,904
Distribution Fees-Class C	17,292
Total Expenses	122,413
Net Investment Loss	(9,393)

Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions (Note 4):
Net Realized Losses From Security and Foreign
Currency Transactions	(652,638)
Net Change in Net Unrealized Depreciation
on Investments and Foreign Currency Translations	(3,397,651)
Net Realized and Unrealized Loss on Investments
and Foreign Currency Transactions (Note 4)	(4,050,289)

Net Decrease in Net Assets
Resulting From Operations	$ (4,059,682)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	September 30, 2011	March 31, 2011
Operations:	(Unaudited)
Net Investment Income (Loss)	$ (9,393)	$ 82,883
Net Realized Loss From Security and
Foreign Currency Translations	(652,638)	(3,377,989)
Net Change in Unrealized Appreciation (Depreciation)
on Investments and Foreign Currency Translations	(3,397,651)	3,569,585
Net Increase (Decrease) in Net Assets
Resulting From Operations	(4,059,682)	274,479

Distributions to Shareholders From:
Net Investment Income
Class A ($0.00 and $0.20 per share, respectively)	-	(90,652)
Class C ($0.00 and $0.04 per share, respectively)	-	(5,858)
Class I ($0.00 and $0.29 per share, respectively)	-	(58)
	-	(96,568)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(96,977 and 55,136 shares, respectively)	2,588,129	1,502,384
Reinvestment of Dividends
(0 and 2,872 shares, respectively)	-	83,039
Cost of Shares Redeemed
(62,550 and 319,900 shares, respectively)	(1,633,226)	(8,269,327)
Total Class A Transactions	954,903	(6,683,904)

Class C
Proceeds from Shares Issued
(4,722 and 28,715 shares, respectively)	123,550	723,675
Reinvestment of Dividends (0 and 201 shares, respectively)	-	5,442
Cost of Shares Redeemed
(26,982 and 39,468 shares, respectively)	(634,351)	(976,804)
Total Class C Transactions	(510,801)	(247,687)

Class I:
Proceeds from Shares Issued
(487 and 291 shares, respectively)	12,476	7,500
Reinvestment of Dividends (0 and 2 shares, respectively)	-	58
Cost of Shares Redeemed
(0 and 0 shares, respectively)	-	-
Total Class I Transactions	12,476	7,558
Net Increase (Decrease) in Net Assets From
Capital Share Transactions	456,578	(6,924,033)

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Six Months Ended	Year Ended
	September 30, 2011	March 31, 2011
	(Unaudited)

Total Decrease in Net Assets	$ (3,603,104)	$ (6,746,122)

Net Assets:
Beginning of Period	15,865,457	22,611,579
End of Period*	$ 12,262,353	$ 15,865,457

*Includes accumulated undistributed
net investment income (loss) of:	$ (7,208)	$ 2,177

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class A Shares

	Six Months
	Ended
	September 30,		For the Year Ended March 31,
	2011		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 29.11		$ 27.68	$ 19.20	$ 27.42	$ 26.43	$ 27.92

Income (Loss) From Operations:
Net investment income (loss)	0.01		0.17	0.11	0.10	0.18	(0.45)
Net gain (loss) from securities
(both realized and unrealized)	(7.17)		1.46	8.50	(8.26)	0.81	(1.04)
Total from operations	(7.16)		1.63	8.61	(8.16)	0.99	(1.49)

Distributions to shareholders from
net investment income	-		(0.20)	(0.13)	(0.06)	-	-

Net Asset Value,
End of Period	$ 21.95		$ 29.11	$ 27.68	$ 19.20	$ 27.42	$ 26.43

Total Return (b)	(24.60)%		5.90%	44.86%	(29.79)%	3.75%	(5.34)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 9,718		$ 11,885	$ 18,552	$ 9,896	$ 10,882	$ 1,815
Ratio of expenses
to average net assets	1.50%	(c)	1.50%	1.50%	1.50%	1.54%	1.86%
Ratio of net investment income
(loss) to average net assets	0.05%	(c)	0.63%	0.45%	0.43%	0.65%	(1.78)%
Portfolio turnover rate	71%		55%	17%	47%	112%	14%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class C Shares
	Six Months
	Ended
	September 30,		For the Year Ended March 31,
	2011		2011	2010	2009	2008	2007
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 27.27		$ 25.98	$ 18.07	$ 25.92	$ 25.25	$ 27.07

Income (Loss) From Operations:
Net investment loss	(0.09)		(0.04)	(0.06)	(0.08)	(0.15)	(0.78)
Net gain (loss) from securities
(both realized and unrealized)	(6.70)		1.36	7.97	(7.77)	0.82	(1.04)
Total from operations	(6.79)		1.32	7.91	(7.85)	0.67	(1.82)

Distributions to shareholders from
net investment income	-		(0.04)	-	-	-	-

Net Asset Value,
End of Period	$ 20.48		$ 27.27	$ 25.98	$ 18.07	$ 25.92	$ 25.25

Total Return (b)	(24.90)%		5.11%	43.77%	(30.29)%	2.65%	(6.72)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 2,528		$ 3,972	$ 4,059	$ 2,350	$ 3,617	$ 4,800
Ratio of expenses
to average net assets	2.25%	(c)	2.25%	2.25%	2.25%	2.70%	3.31%
Ratio of net investment income (loss)
to average net assets	(0.71)%	(c)	(0.15)%	(0.27)%	(0.35)%	(0.57)%	(3.22)%
Portfolio turnover rate	71%		55%	17%	47%	112%	14%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges.
(c) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds
PFW Water Fund
FINANCIAL HIGHLIGHTS
The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	PFW Water Fund- Class I Shares
	Six Months
	Ended		Period Ended
	September 30,		March 31,
	2011		2011 (c)
	(Unaudited)
Net Asset Value,
Beginning of Period	$ 29.09		$ 24.69

Income From Operations:
Net investment income	0.04		0.14
Net gain (loss) from securities
(both realized and unrealized)	(7.17)		4.55
Total from operations	(7.13)		4.69

Distributions to shareholders from
net investment income	-		(0.29)

Net Asset Value,
End of Period	$ 21.96		$ 29.09

Total Return (b)	(24.51)%		18.99%

Ratios/Supplemental Data
Net assets, end of year (in 000's)	$ 17		$ 9
Ratio of expenses
to average net assets	1.25%	(d)	1.25%	(d)
Ratio of net investment income (loss)
to average net assets	0.31%	(d)	0.63%	(d)
Portfolio turnover rate	71%		55%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Total returns for a period of less than one year are not annualized.
(c) Class I shares commenced operations on June 10, 2010.
(d) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited)

September 30, 2011

1.

ORGANIZATION

The Santa Barbara Group of Mutual Funds, Inc. (the “Company”), was organized as a Maryland corporation under Articles of Incorporation dated December 30, 1992.  The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company with the diversified fund, the PFW Water Fund (the “Fund”).   The Fund offers three classes of shares, Class A, Class C and Class I.  Class A shares commenced operations on October 1, 1998; Class C shares commenced operations on December 10, 1996; Class I shares commenced operations on June 10, 2010.  Class A shares are sold with a front-end sales charge of 5.75%.   Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.   The investment objective of the Fund is long-term growth of capital.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund.

Security Valuation – Equity securities, including common and preferred stocks and real estate investment trusts, which are listed on a national securities exchange or on the NASDAQ National Market System for which market quotations are available are valued by an independent pricing service as of the close of business on the date of valuation.  The pricing service generally uses the last reported sale price for exchange traded securities, and the NASDAQ official closing price (NOCP) for NASDAQ traded securities.  Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation are valued at the most recent bid price.  To the extent these securities are actively traded and valuation adjustments are not applied they are categorized as Level 1 of the fair value hierarchy described below.  When an equity security is valued by an independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized as Level 2.

Fixed income securities such as U.S. government and agency obligations, when valued using market quotations in an active market, are categorized as Level 1 securities.  However, fair value may be determined using an independent pricing service that considers market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and other reference data.  These securities would be categorized as Level 2 securities.  The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data.  Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions.

Money market funds are valued at their net asset value of $1.00 per share and are all categorized as Level 1.

If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor ("Fair Value" Pricing), subject to review by the Board of Directors (the Board).  Some of the general factors that the adviser considers in determining a valuation method for an individual issue of securities for which no market quotations are readily available include, but shall not be limited to:  the fundamental analytical data relating to the investment; the nature and duration of restrictions (if any) on disposition of the securities; and evaluation of the forces that influence the market in which these securities are purchased or sold.  These securities would be categorized as Level 3.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2011

Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value and would be categorized as Level 2.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of September 30, 2011 for the Fund’s assets measured at fair value:

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2011

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 10,312,387	$ -	$ -	$ 10,312,387
Preferred Stock	973,050	-		973,050
Short-Term Investments	1,022,696	-	-	1,022,696
Total	$ 12,308,133	$ -	$ -	$ 12,308,133

The Fund did not hold any Level 3 securities during the period. There were no significant transfers into or out of Level 1 and 2 during the year.  It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date of the security purchase or sale.  In determining the net realized gain or loss from the sales of securities, the cost of securities sold is determined on the identified cost basis.  Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities held by a Fund are accreted and amortized to maturity using the scientific interest method,   which

approximates the effective interest method.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.     Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Federal Income Taxes – The Fund has complied and will continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

As of and during the six months ended September 30, 2011, the Fund did not have a liability for unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2008.  The Fund identifies its major tax jurisdictions as U.S. Federal and California state.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Fund based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Fund.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2011

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  Any net realized capital gains on sales of securities are distributed annually and are recorded on the ex-dividend date.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under GAAP.  To the extent these book/tax differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

Net Asset Value Per Share – The net asset value per share of the Fund is calculated each business day by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding.  A sales charge may apply when purchasing Class A shares. The Class C shares redeemed within one year of purchase may be subject to a contingent, deferred sales charge equal to one percent.

Use of Estimates in the Preparation of Financial Statements – The financial statements have been prepared in conformity with GAAP.  The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification – The Company indemnifies its officers and directors for certain liabilities that may arise from the performance of their duties to the Company.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Company expects the risk of loss due to these warranties and indemnities to be remote.

3.        ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the investment advisory agreements, investment advisory services are provided to the Fund by Hillcrest Wells Advisors, LLC (the “Fund Manager” or “Advisor”).  Under the terms of the investment advisory agreement (the “Advisor Agreement”), the Fund Manager furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio.  The responsibility for making decisions to buy, sell or hold a particular security for the Fund rests with the Fund Manager, subject to review by the Board.  Under the Advisory Agreement, the Fund Manager receives monthly fees calculated at the annual rates of 0.50% of the average daily net assets.  For the six months ended September 30, 2011, advisory fees of $36,487 were paid from the Fund.

The Company and the Fund Manager have entered into a distribution agreement with Capital Research Brokerage Services, LLC to serve as national distributor (the “Distributor”). The Distributor selects brokers and other financial professionals to sell shares of the Fund and coordinates their marketing efforts. For the distribution and distribution support services provided by the Distributor pursuant to the terms of the agreement, the Fund Manager pays the distributor an annual fee of $8,400, such fee to be paid in equal monthly installments of $700 on the last day of each month.  For the six months ended September 30, 2011, the Distributor received approximately $3,568 in commissions from the sale of Fund shares.

Under the terms of an Operating Service Agreement, the Fund Manager provides, or arranges to provide, day-to-day operational services to the Fund. Under the terms of the Operating Service Agreement, the Fund pays the Fund Manager a monthly fee calculated at the annual rate of 0.75%, of average daily net assets.

For the six months ended September 30, 2011, service fees of $54,730 were paid from the Fund.

Gemini Fund Services, LLC (“GFS”) serves as administrator and provides accounting services to the Fund pursuant to an administration agreement.  Under terms of such agreement, GFS is paid an annual fee which is computed daily and payable monthly,  based on a percentage of average daily net assets,  subject to certain minimums.  The Company and GFS are also parties to a servicing agreement, under which GFS provides transfer agency and dividend disbursing services for the Fund.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager pays all service fees to GFS.

The Company and The Bank of New York (the “Custodian”) are parties to a custodial agreement (the “Custody Agreement’) under which the Custodian holds cash, securities and other assets of the Fund as required by the Act.  The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.  GFS serves as the custody administrator to the Fund pursuant to the terms of the Custody Agreement.  For providing such services, GFS receives a monthly fee based upon an annual percentage rate of the Fund’s assets, subject to certain minimums, plus certain transactional charges.  Pursuant to the terms of the Operating Service Agreement, the Fund Manager is responsible for paying the custody fees to GFS and The Bank of New York.

Pursuant to a service agreement with the Company, Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Company, including related administrative support.   Under the terms of such agreement, NLCS is paid an annual fee, payable  quarterly, and is reimbursed for out-of-pocket expenses.  Pursuant to the terms of the Operating Service Agreement, NLCS is paid by the Fund Manager.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Pursuant to the terms of the Operating Service Agreement, GemCom is paid by the Fund Manager.

Certain officers and/or directors of the Fund Manager, GFS and NLCS are also officers/directors of the Company.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2011

4.

INVESTMENT TRANSACTIONS

The cost of securities purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended September 30, 2011 amounted to $9,031,670 and $16,340,115, respectively.

As of September 30, 2011, the tax cost and net unrealized appreciation/(depreciation) on investment securities for financial reporting purposes were as follows:

Tax	Unrealized	Unrealized	Net Unrealized
Cost	Appreciation	Depreciation	Depreciation
$ 13,488,612	$ 1,254,099	$ (2,434,579)	$ (1,180,480)

5.

DISTRIBUTION PLANS

As noted in the Fund’s Prospectus, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Act.  The plan provides that the Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the average net assets for the Class A and Class C shares to persons or institutions for performing certain servicing functions for Fund shareholders. With respect to Class C shares, the distribution plan allows the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets to pay broker-dealers for sales and promotional services.  For the six months ended September 30, 2011, distribution fees of $13,904 and $17,292 were paid for Class A and Class C shares, respectively.

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENT OF CAPITAL

The tax character of distributions for the year ended March 31, 2011 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PFW Water Fund	$ 96,568	$ -	$ 96,568

The tax character of distributions for the year ended March 31, 2010 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
PFW Water Fund	$ 82,876	$ -	$ 82,876

As of March 31, 2011, the components of distributable earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October	Capital Loss		Total
	Ordinary	Long-Term	& Other	Carry	Unrealized	Accumulated
	Income	Gains	Losses	Forwards	Appreciation	Earnings/(Deficits)
PFW Water Fund	$ 2,177	$ -	$ (45,923)	$ (9,537,126)	$ 1,941,706	$ (7,639,166)

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2011

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales.

Foreign currency and capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such losses as follows:

	Foreign Currency	Capital
	Losses	Losses
PFW Water Fund	$ -	$ 45,923

At March 31, 2011, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains.  The capital loss carry forwards expire on March 31 of the years indicated below:

	2012	2013	2017	2018	2019	Total
PFW Water Fund	$ 3,197,676	$ 3,160,562	$ -	$ -	$ 3,178,888	$ 9,537,126

Permanent book and tax differences are primarily attributable to net operating losses; differences in book/tax treatment of paydown gain/(loss) and foreign currency gain/(loss); partnership and return of capital distributions adjustments and capital loss carry forwards expiring March 31, 2011, resulted in reclassification for the year ended March 31, 2011 as follows:

	Paid in	Undistributed Net	Accumulated Net Realized
	Capital	Investment Income	Loss from Security Transactions
PFW Water Fund	$ (1,784,760)	$ (14)	$ 1,784,774

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending March 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Fund, if any, will be included in the March 31, 2012 annual report.

7.

NEW ACCOUNTING PRONOUNCEMENT

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements”. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years.  Management is currently evaluating the impact these disclosures may have on the Fund’s financial statements.

The Santa Barbara Group of Mutual Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

September 30, 2011

8.

 SUBSEQUENT EVENTS

In accordance with GAAP, management has evaluated subsequent events through the date these financial statements were issued, and determined there were no material subsequent events.

FUND EXPENSES

September 30, 2011

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses:  The first section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (4/1/11)	Ending Account Value (9/30/11)	Expense Ratio (Annualized)	Expenses Paid During the Period* (4/1/11-9/30/11)
Actual:
Class A	$1,000.00	$ 754.03	1.50%	$ 6.60
Class C	1,000.00	751.00	2.25%	9.88
Class I	1,000.00	754.90	1.25%	5.50
Hypothetical (5% return before expenses):
Class A	$1,000.00	$1,017.55	1.50%	$ 7.59
Class C Class I	1,000.00 1,000.00	1,013.79 1,018.80	2.25% 1.25%	11.36 6.33

*Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

FUND EXPENSES (Continued)

September 30, 2011

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Form N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

ADDITIONAL INFORMATION (Unaudited)

Approval of the Investment Advisory Agreement - Santa Barbara Group of Mutual Funds

In connection with the Special Board meeting held on July 10, 2009 (the “Meeting”), the Board, including the Independent Directors, discussed the approval of a Management Agreement (the “Agreement”) between the Santa Barbara Group of Funds and Hillcrest Wells Advisors, LLC (“Hillcrest” or the “Adviser”), on behalf of the Montecito Fund and the PFW Water Fund (the “Funds”).   The Board was advised by counsel of their duties and obligations under the federal securities laws with respect to approval of investment advisory contracts and the fact that in fulfilling their responsibilities to a fund and its shareholders, directors must apply their business judgment to the question of whether the overall arrangements provided under the terms of the investment advisory contract are reasonable business arrangements for the funds.  The Board was also advised by counsel that they must make a reasonable and good faith attempt to ascertain all facts relevant to their deliberations. They also discussed the specific factors directors should consider in evaluating an investment advisory contract which include, but are not limited to, the following:  the investment performance of the fund and the investment adviser; the nature, extent and quality of the services provided by the investment adviser to the fund; the costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the fund; the extent to which economies of scale will be realized as the fund grows; and whether the fee levels reflect these economies of scale to the benefit of shareholders.  In considering the Agreement, the Board interviewed the Adviser and received materials specifically relating to the Agreement.  These materials included information on the investment performance of the Advisor with respect to the existing accounts of the Adviser; plans for monitoring compliance with the Fund’s investment limitations; the organization, history and financial condition of the Adviser and the experience of the Adviser’s personnel.

In its consideration of the Agreement, the Board, including the Independent Directors, did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.   Matters considered by the Board, including the Independent Directors, in connection with its approval of the Agreement include the following:

Nature, Extent and Quality of Services.  As to the nature, extent and quality of services to be provided by Hillcrest, the Directors considered the professional background of Hillcrest’s personnel, and the anticipated financial resources of Hillcrest.  The Board discussed the fact that the current portfolio managers of the Funds will continue in their respective roles.  The Board concluded that the services to be provided under the Advisory Agreement are consistent with the Board’s expectations.

Performance of the Adviser.  As to the performance of the Montecito Fund, the Directors noted that the Montecito Fund had underperformed its peer group and benchmark index, but concluded that the performance was reasonable in light of the market volatility and the diversification strategy of the Fund.  As for the performance of the PFW Water Fund, the Trustees noted that the Fund had outperformed its peer group and benchmark index on a 1, 5 and 10-year basis, and were very satisfied with the performance of the Fund.  It was the consensus of the Directors that, given the size of the Funds, a discussion of the economy’s scale was not relevant at this time.

ADDITIONAL INFORMATION (Unaudited) (Continued)

Fees, Expenses and Profitability. As to the cost of the services and the profit to be realized by Hillcrest, the Board discussed the peer group comparisons that had been provided at the May 2009 Board meeting, as well as proforma profit and lost estimates based on expected asset levels of the Funds.  The Directors also considered the fees to be paid to Hillcrest under the Operating Services Agreement.  Based on the proformas, the Directors concluded that excessive profitability was not a concern at this time.  It was the consensus of the Directors that the fees to be paid to Hillcrest were reasonable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Management Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Directors, concluded that the advisory fee structure is fair and reasonable, and unanimously approved the proposed Management Agreement.

PRIVACY POLICY

At The Santa Barbara Group of Mutual Funds, Inc., we recognize and respect the privacy of each of our investors and their expectations for confidentiality. The protection of investor information is of fundamental importance in our operation and we take seriously our responsibility to protect personal information. We collect, retain and use information that assists us in providing the best service possible. This information comes from the following sources:

•

Account applications and other required forms,

•

Written, oral, electronic or telephonic communications and

•

Transaction history from your account.

We only disclose personal nonpublic information to third parties as necessary and as permitted by law.

We restrict access to personal nonpublic information to employees, affiliates and services providers involved in servicing our account. We require that these entities limit the use of the information provided to the purposes for which it was disclosed and as permitted by law.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of our investors.

INVESTMENT ADVISOR

Hillcrest Wells Advisors, LLP

1270 Hillcrest Avenue

Pasadena, CA 91106

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

TRANSFER AGENT &

DIVIDEND DISBURSING AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

CUSTODIAN

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

PRINCIPAL UNDERWRITER
Capital Research Brokerage Services, LLC

15 S. Raymond Avenue, Suite 200

Pasadena, CA 91105

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

For more complete information about The PFW Water Fund, including charges and expenses, please call (626) 844-1440 or (800) 723-8637 or write to Capital Research Brokerage Services, LLC and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Funds’ Board of Directors, please call or write to request the Funds’ Statement of Additional Information.

SANTA BARBARA GROUP OF MUTUAL FUNDS PFW WATER FUND Semi-Annual Report September 30, 2011

Item 2. Code of Ethics.   Not required for semi-annual reports.

Item 3. Audit Committee Financial Expert.  Not required for semi-annual reports.

Item 4. Principal Accountant Fees and Services.  Not required for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics –Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Santa Barbara Group of Mutual Funds, Inc.

By (Signature and Title)

/s/Richard Capalbo CEO/CFO

Date

12/9/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Richard Capalbo CEO/CFO

Date

12/9/11